Pension and Other Postretirement Employee Benefit Plans (FY)	12 Months Ended
Dec. 31, 2023
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Pension and Other Postretirement Employee Benefit Plans	PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFIT PLANS
Certain of the Company's employees participate in noncontributory defined benefit pension plans and under certain of these plans, benefit accruals continue. In general, the Company’s policy is to fund these plans based on considerations relating to legal requirements, underlying asset returns, the plan’s funded status, the anticipated tax deductibility of the contribution, local practices, market conditions, interest rates and other factors.
The following sets forth the funded status of the Company's plans as of the most recent actuarial valuations using measurement dates of December 31 ($ in millions):

	2023	2022
Change in pension benefit obligation:
Benefit obligation at beginning of year	$(142)	$(182)
Service cost	(5)	(6)
Interest cost	(4)	(1)
Participant contributions	(2)	(2)
Plan settlements and curtailments	—	4
Benefits and other expenses paid	6	2
Actuarial (loss) gain	(14)	38
Foreign exchange rate impact and other	(10)	5
Benefit obligation at end of year	(171)	(142)
Change in plan assets:
Fair value of plan assets at beginning of year	124	123
Actual return on plan assets	1	3
Employer contributions	5	5
Participant contributions	2	2
Settlements	—	(4)
Benefits and other expenses paid	(6)	(2)
Foreign exchange rate impact	9	(3)
Fair value of plan assets at end of year	135	124
Funded status	$(36)	$(18)
The largest contributor to the net actuarial loss affecting the benefit obligation in 2023 was a decrease in the 2023 discount rate compared to the prior period. The largest contributor to the net actuarial gain affecting the benefit obligation in 2022 was an increase in the discount rates compared to the prior period.
Projected benefit obligation (“PBO”) and fair value of plan assets for pension plans and postretirement benefit plans with PBOs in excess of plan assets ($ in millions):

	2023	2022
Projected benefit obligation	$171	$92
Fair value of plan assets	135	72
The year-over-year change in the amounts above reflects the benefit plans with a PBO in excess of the fair value of plan assets.
Accumulated benefit obligation (“ABO”) and fair value of plan assets for pension plans and postretirement benefit plans with ABOs in excess of plan assets ($ in millions):

	2023	2022
Accumulated benefit obligation	$157	$62
Fair value of plan assets	135	53
The year-over-year change in the amounts above reflects the benefit plans with an ABO in excess of the fair value of plan assets.
Weighted average assumptions used to determine benefit obligations at date of measurement:

	2023	2022
Discount rate	2.0%	2.9%
Rate of compensation increase	2.5%	2.5%
In 2023, the medical trend rate used to determine the postretirement benefit obligation was 5.9%. The rate decreases gradually to an ultimate rate of 4.0% by 2048 and remains at that level thereafter. In 2022, the medical trend rate used to determine the postretirement benefit obligation was 5.3%, gradually decreasing to an ultimate rate of 4.0% by 2046 and remaining at that level thereafter. The trend rate is a significant factor in determining the amounts reported.
Components of net periodic pension and postretirement benefit (cost) ($ in millions):

	2023	2022
Service cost	$(5)	$(6)
Interest cost	(4)	(1)
Expected return on plan assets	4	2
Amortization of prior service credit	1	1
Amortization of net loss	—	(1)
Net periodic pension cost	$(4)	$(5)
The components of the net periodic benefit (cost) of the noncontributory defined benefit pension plans and other postretirement employee benefit plans other than service cost are included in other income (expense), net in the Consolidated and Combined Statements of Earnings.
Weighted average assumptions used to determine net periodic pension benefit (cost) at date of measurement:

	2023	2022
Discount rate	2.9%	0.6%
Expected long-term return on plan assets	3.1%	2.3%
Rate of compensation increase	2.5%	2.1%
The discount rate reflects the market rate on December 31 of the prior year for high-quality fixed-income investments with maturities corresponding to the Company’s benefit obligations and is subject to change each year.
Included in accumulated other comprehensive income (loss) as of December 31, 2023 are the following amounts that have not yet been recognized in net periodic pension cost: unrecognized prior service credit of $8 million ($6 million, after-tax) and unrecognized actuarial gains of approximately $8 million ($7 million, after-tax). The unrecognized losses and prior service cost, net, is calculated as the difference between the actuarially determined projected benefit obligation and the value of the plan assets less accrued pension costs as of December 31, 2023.
Selection of Expected Rate of Return on Assets
The expected rate of return reflects the asset allocation of the plans, and is based primarily on broad, publicly traded equity and fixed-income indices and forward-looking estimates of active portfolio and investment management. Long-term rate of return on asset assumptions for the plans were determined on a plan-by-plan basis based on the composition of assets and ranged from 2.0% to 3.3% in 2023 and 1.3% to 3.5% in 2022, with a weighted average rate of return assumption of 3.1% in 2023 and 2.3% in 2022.
Pension Plan Assets
The Company’s pension plan assets are invested in various insurance contracts as determined by the administrator of each plan. The value of the plan assets directly affects the funded status of the Company’s pension plans recorded in the Consolidated and Combined Financial Statements.
Insurance contracts are valued based upon the quoted prices of the underlying investments with the insurance company and are considered a Level 2 investment. The fair value of plan assets as of December 31, 2023 and 2022 was $135 million and $124 million, respectively.
The method described above may produce a fair value estimate that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes the valuation methods are appropriate and consistent with the methods used by other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
Expected Contributions
During 2024, the Company’s cash contribution requirements for its pension plans are expected to be approximately $6 million. The ultimate amounts to be contributed depend upon, among other things, legal requirements, underlying asset returns, the plan’s funded status, the anticipated tax deductibility of the contributions, local practices, market conditions, interest rates and other factors.
The following sets forth benefit payments, which reflect expected future service, as appropriate, expected to be paid by the plans in the periods indicated ($ in millions):

2024	$7
2025	8
2026	8
2027	8
2028	10
2029 - 2033	48
Other Matters
Substantially all employees not covered by defined benefit plans are covered by defined contribution plans, which generally provide for Company funding based on a percentage of compensation.
Expense for all defined benefit and defined contribution pension plans amounted to $52 million, $44 million and $42 million for the years ended December 31, 2023, 2022 and 2021, respectively.